UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 21, 2006
Reading International, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	1-8625	95-3885184
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Citadel Drive, Suite 300, Commerce, California	90040
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (213) 235-2240
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit 99.1
Exhibit 99.2
Exhibit 99.3

Item 8.01 Other Events.
     On February 21, 2006, Reading International, Inc. issued a press release announcing the approval by the Australian Minister for Planning of the zoning of its Burwood site. A correction to that press release was released on the same date, and that correction is attached here as Exhibit 99.1. The original version of that press release is attached here as Exhibit 99.2. The press release issued by the Australian Minister for Planning announcing the zoning is attached here as Exhibit 99.3.
Item 9.01 Financial Statements and Exhibits.
99.1	Correction on February 21, 2006 to press release issued by Reading International, Inc. on February 21, 2006.
99.2	Press release issued by Reading International, Inc. on February 21, 2006.
99.3	Press release issued by the Australian Minister for Planning on February 21, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

READING INTERNATIONAL, INC.
Date: February 21, 2006	By:	/s/ Andrzej Matyczynski
		Name:	Andrzej Matyczynski
		Title:	Chief Financial Officer